James Alpha Funds Trust

FUND	Class A	Class C	Class I	Class R6
James Alpha Managed Risk Emerging Markets Equity Fund	JEAMX	JECMX	JEIMX	JESMX

(the “Fund”)

Supplement dated July 8, 2021 to the Prospectus, Summary Prospectuses, and
Statement of Additional Information of the Fund, each dated March 22, 2021

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectuses, and Statement of Additional Information.

The Board of Trustees of the James Alpha Funds Trust (the “Trust”), based on information provided by James Alpha Advisors, LLC (“James Alpha”), has approved a Plan of Liquidation and Dissolution (“Plan”) for the above-listed series (the “Fund”) of the James Alpha Funds Trust (the “Trust”). Effective the close of business on July 8, the Fund will cease selling shares to new investors and the Fund’s investment manager, James Alpha, will begin liquidation of the Fund’s investments. Existing investors in the Fund may continue to purchase Fund shares up to the Liquidation Date, as described below. The Fund reserves the right, in their discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.

Pursuant to the Plan, the Fund will liquidate its investments and thereafter redeem all its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder’s Fund investment after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The Board has determined to close the Fund to new investors in advance of liquidation. James Alpha anticipates that each Fund’s assets will be fully liquidated and all outstanding shares redeemed on or about July 22, 2021 (the “Liquidation Date”). This date may be changed without notice to shareholders, as the liquidation of the Fund’s assets or winding up of the Fund’s affairs may take longer than expected.

Until the Liquidation Date, you may continue to freely redeem your shares, including reinvested distributions, in accordance with the section in the Prospectus entitled “How to Redeem Shares.” Shareholders may also exchange their Fund shares for shares of the same class of any other Fund in the Trust open to new investors, except as described in and subject to any restrictions set forth under “Exchange Privilege” in the Prospectus.

Unless your investment in the Fund is through a tax-deferred retirement account, a redemption or exchange is subject to tax on any taxable gains. Please refer to the “Dividends and Distributions” and “Tax Consequences” sections in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

As a result of the intent to liquidate the Fund, the Fund is expected to deviate from its stated investment strategies and policies and will no longer pursue its stated investment objective. The Fund will begin liquidating its investment portfolio on or about the date of this Supplement and will hold cash and cash equivalents, such as money market funds, until all investments have been converted to cash and all shares have been redeemed. During this period, your investment in the Fund will not experience the gains (or losses) that would be typical if the Fund were still pursuing its investment objective.

Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares prior to distribution, unless you have previously requested payment in cash.

ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE FUND, DUE TO THE FUND’S SHAREHOLDERS WILL BE SENT TO A FUND SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT (833) 999-2636.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. If you have questions or need assistance, please contact your financial advisor directly or the Fund at (833) 999-2636.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectuses, and Statement of Additional Information, each dated March 22, 2021. Please retain this Supplement for future reference.